UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 31, 2006

                              Cytec Industries Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         1-12372                     22-3268660
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(State or other jurisdiction       (Commission                  (IRS Employer
  of incorporation)                File Number)              Identification No.)

   Five Garret Mountain Plaza
   West Paterson, NJ                                              07424
   --------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (973) 357-3100
                                                           --------------

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure


On January 31, 2006, Cytec Industries Inc. issued a press release announcing a refinement to its segment reporting structure implemented in the fourth quarter of 2005 based on the creation of the Cytec Specialty Chemicals unit. We are still reporting Cytec Specialty Chemicals as two reporting units, however, this refinement better reflects the customer perspective, how we run the business and manage the assets. Included in this press release is an unaudited restatement of consolidated net sales and earnings from operations by each business segment to reflect the reorganization covering the quarterly and full year results for year ended December 31, 2004 and the quarterly and nine month results for the nine months ended September 30, 2005. A copy of the press release is furnished as
Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit 99.1    Press Release, dated January 31, 2006.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Cytec Industries Inc.
                                          ---------------------
                                          (Registrant)

Date:  January 31, 2006                   /s/ James P. Cronin
       --------------------               -----------------------
                                          J.P. Cronin
                                          Executive Vice President and
                                          Chief Financial Officer


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                                  Exhibit Index


Exhibit Number                                Description
--------------                                -----------

99.1                                          Press Release dated
                                              January 31, 2006